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                                                                   EXHIBIT 10.61


                              AMENDMENT NUMBER ONE
                         TO LOAN AND SECURITY AGREEMENT


             This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (the "Amendment") is entered into as of December 14, 2000, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender"), FUTURELINK CORP., a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), with reference to the following:

             WHEREAS, Borrowers have previously entered into that certain Loan and Security Agreement, dated as of November 16, 2000 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), with Lender, pursuant to which Lender has made certain loans and financial accommodations available to Borrowers;

             WHEREAS, Borrowers have requested that Lender amend the Loan Agreement as set forth herein;

             WHEREAS, subject to the terms and conditions set forth herein, Lender is willing to so amend the Loan Agreement.

             NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. Amendments To The Loan Agreement.

                    (a) The definition of "Intercompany Subordination Agreement" set forth in Section 1.1 of the Loan Agreement hereby is amended and restated in its entirety as follows:

             "Intercompany Subordination Agreement" means a subordination agreement executed and delivered by Borrowers, FutureLink Canada Corp., an Ontario corporation, and Lender, the form and substance of which is satisfactory to Lender.

                    (b) The definition of "Loan Documents" set forth in Section
1.1 of the Loan Agreement hereby is amended and restated in its entirety as follows:

             "Loan Documents" means this Agreement, the Cash Management Agreements, the Control Agreements, the Canadian Guaranty, the Canadian Security Agreement, the Hypothec, any other Canadian Security Documents, the Disbursement Letter, the Due Diligence Letter, the Fee Letter, the Intercompany Subordination Agreement, the Letters of Credit, the Officers' Certificate, the Stock Pledge Agreement, the Registration Rights Agreement, the Trademark Security Agreement,



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        the Equipment Provider Letters, the Warrant, any note or notes executed by a Borrower in connection with this Agreement and payable to Lender, and any other agreement entered into, now or in the future, by any Borrower or Canadian Obligor and Lender in connection with this Agreement.

                    (c) The definition of "Permitted Investments" set forth in
Section 1.1 of the Loan Agreement hereby is amended by inserting the text ", and" immediately following the last reference to "Section 7.6(a)" appearing in said definition and inserting the following new clause (f) immediately following clause (e) appearing in said definition:

             "(f) so long as no Event of Default has occurred and is continuing or would result therefrom, Investments by Parent in FutureLink Canada Corp., an Ontario corporation, in an aggregate amount outstanding at any one time not to exceed the amount Borrowers are permitted to borrow pursuant to clause (w) of the definition of "Borrowing Base" contained in Section 2.1(a) hereof; provided, however, that if any such Investment is in the form of Indebtedness, such Indebtedness investment shall be subject to the terms and conditions of the Intercompany Subordination Agreement."

        2. Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived or deferred by Lender in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

                    (a) Lender shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

                    (b) Lender shall have received the Intercompany Subordination Agreement, duly executed by each of the parties thereto, and the same shall be in full force and effect.

                    (c) The representations and warranties in this Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

                    (d) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

                    (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower or Lender.

        3. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within such Borrower's powers, have



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been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement, as amended by this Amendment, constitute such Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms, and (c) this Amendment has been duly executed and delivered by such Borrower.

        4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

        5. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

        6. Effect on Loan Documents.

                    (a) The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Lender under the Loan Agreement, as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

                    (b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

                    (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby



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deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

        7. Further Assurances. Each Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Lender, and take all actions as Lender may reasonably request from time to time, to perfect and maintain the perfection and priority of Lender's security interests in the Collateral and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement, as amended by this Amendment.

        8. Entire Agreement. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

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             IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                      FUTURELINK CORP.,
                                      a Delaware corporation

                                      By: /s/ COREY E. FISCHER
                                         ---------------------------------------

                                      Title:  VICE PRESIDENT
                                            ------------------------------------

                                      FUTURELINK MICRO VISIONS CORP.,
                                      a Delaware corporation

                                      By: /s/ COREY E. FISCHER
                                         ---------------------------------------

                                      Title:  VICE PRESIDENT
                                            ------------------------------------

                                      FUTURELINK ASYNC CORP.,
                                      a Delaware corporation

                                      By: /s/ COREY E. FISCHER
                                         ---------------------------------------

                                      Title:  VICE PRESIDENT
                                            ------------------------------------

                                      FUTURELINK PLEASANTON CORP.,
                                      a Delaware corporation

                                      By: /s/ COREY E. FISCHER
                                         ---------------------------------------

                                      Title:  VICE PRESIDENT
                                            ------------------------------------

                                      FUTURELINK MADISON CORP.,
                                      a Delaware corporation

                                      By: /s/ COREY E. FISCHER
                                         ---------------------------------------

                                      Title:  VICE PRESIDENT
                                            ------------------------------------

                                      FUTURELINK VSI CORP.,
                                      a Maryland corporation

                                      By: /s/ COREY E. FISCHER
                                         ---------------------------------------

                                      Title:  VICE PRESIDENT
                                            ------------------------------------



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                                      FOOTHILL CAPITAL CORPORATION,
                                      a California corporation

                                      By: /s/ WILLIAM SHIAO
                                         ---------------------------------------

                                      Title:  VICE PRESIDENT
                                            ------------------------------------



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